PIMCO Funds

Supplement Dated October 31, 2014 to the

International Bond Funds Prospectus dated July 31, 2014,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Emerging Markets Corporate Bond Fund (the “Fund”)

Effective immediately, the Fund is managed by Said Saffari. Accordingly, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Said Saffari. Mr. Saffari is an Executive Vice President of PIMCO and he has managed the Fund since October 2014.

In addition, effective immediately, disclosure concerning the portfolio manager of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Markets Corporate Bond Fund	Said Saffari	10/14

Executive Vice President, PIMCO. He joined PIMCO in 2014 and leads the firm’s Emerging Markets Corporate investing strategies. Prior to joining PIMCO, Mr. Saffari was a partner and portfolio manager at GoldenTree Asset Management where he was responsible for emerging markets.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP1_103114

PIMCO Funds

Supplement dated October 31, 2014 to the

Statement of Additional Information dated July 31, 2014,

as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Emerging Markets Corporate Bond Fund (the “Fund”)

Effective immediately, the Fund is managed by Said Saffari. Accordingly, disclosure concerning the portfolio manager of the Fund in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI is deleted and replaced with the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Saffari[28]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	0	0.00	0	0.00
Other Accounts	0	0.00	0	0.00

[28]	Effective October 31, 2014, Mr. Saffari manages the PIMCO Emerging Markets Corporate Bond Fund ($1,371.5 million). Total assets under management for the Fund is as of March 31, 2014.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table.

Effective October 31, 2014, the PIMCO Emerging Markets Corporate Bond Fund is managed by Said Saffari. Information for Mr. Saffari is as of September 30, 2014.

Additionally, effective immediately, the disclosure concerning the portfolio manager of the Fund in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI is deleted and replaced with the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Saffari[11]	PIMCO Emerging Markets Corporate Bond Fund	None

[11]	Effective October 31, 2014, Mr. Saffari manages the PIMCO Emerging Markets Corporate Bond Fund. Information for Mr. Saffari pertaining to this Fund is as of September 30, 2014.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP2_103114